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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion in this Amendment No. 4 to Form S-4 Registration Statement of our report dated January 21, 1997 included herein for the year ended December 31, 1996 and to all references to our Firm included in this Amendment No. 4 to Form S-4 Registration Statement.


                                                  /s/ ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
 April 16, 1997